SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 Date of Report

                       (Date of earliest event reported):


                                February 27, 2003

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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)

Delaware                                              1-8002                                    04-2209186
(State or other jurisdiction of                     (Commission File Number)                  (I.R.S. Employer Identification
incorporation or organization)                                                                                        Number)

                         81 Wyman Street, P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
               (Address of principal executive offices) (Zip Code)

                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)


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Item 8.  Change in Fiscal Year

     On February 27, 2003, the Board of Directors of the Registrant voted to change the Registrant's fiscal year from the Saturday nearest December 31 to December 31 effective for the 2003 fiscal year and beyond. By adopting this change, the Registrant's fiscal year 2003 will commence on December 29, 2002 and end on December 31, 2003 instead of January 3, 2004. The Registrant did not change its fiscal quarter ends and will continue to use the Saturday nearest the end of the quarter for determining its quarter end for the first three quarters of a fiscal year. As such, its next periodic report will be its Quarterly Report on Form 10-Q for the period December 29, 2002 through March 29, 2003.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 7th day of March 2003.



                                        THERMO ELECTRON CORPORATION



                                        By:     /s/Kenneth J. Apicerno
                                                ----------------------------
                                                Kenneth J. Apicerno
                                                Treasurer